Goodwill (Tables)	12 Months Ended
Dec. 31, 2018
GOODWILL [Abstract]
Changes in Carrying Value of Goodwill

	Online Game (in thousands)	Platform Channel (in thousands)	Cinema Advertising (in thousands)	Total (in thousands)
Balance as of December 31, 2016
Goodwill	$10,257	$81,491	$5,201	$96,949
Accumulated impairment loss	—	(65,246)	(5,201)	(70,447)

	$10,257	$16,245	$—	$26,502

Transactions in 2017
Foreign exchange	$—	$1,002	$—	$1,002
Transfer from assets held for sale[1]	—	83,470	—	83,470
Impairment loss[1]	—	(83,470)	—	(83,470)
Balance as of December 31, 2017
Goodwill	$10,257	$165,963	$5,201	$181,421
Accumulated impairment loss	—	(148,716)	(5,201)	(153,917)

	$10,257	$17,247	$—	$27,504

	Online Game (in thousands)	Platform Channel (in thousands)	Cinema Advertising (in thousands)	Total (in thousands)
Transactions in 2018
Foreign exchange	$—	$(878)	$—	$(878)
Impairment loss[2]	—	(16,369)	—	(16,369)
Balance as of December 31, 2018
Goodwill	$10,257	$165,085	$5,201	$180,543
Accumulated impairment loss	—	(165,085)	(5,201)	(170,286)

	$10,257	$—	$—	$10,257

[1] In 2016, the Company’s Board of Directors approved the disposal of the 51% equity interest in MoboTap held by the Company. As of December 31, 2016, the Company was negotiating with a potential buyer on the terms of the disposal. Accordingly, the assets and liabilities of MoboTap were recognized as “assets held for sale” and “liabilities held for sale”, respectively. As of December 31, 2016, goodwill in the amount of $83.5 million was reclassified from goodwill to “assets held for sale”. The fair values of the other reporting units exceeded their carrying values, indicating that the goodwill of those reporting units was not impaired.

In 2017, the assets and liabilities held for sale related to MoboTap were reclassified and recorded as assets and liabilities held for use. The business operations and performance of MoboTap were adversely affected by enhanced restrictions the Chinese regulatory authorities imposed on card and board games in 2017. As a result, the Company’s management determined that it was unlikely for MoboTap to gain users and grow its online card and board games revenues in China. Management performed an impairment test using the discounted cash flow method and recorded $83.5 million in goodwill impairment losses for goodwill associated with the acquisition of MoboTap. The goodwill impairment losses were included in the Group’s statements of comprehensive income under “goodwill impairment and impairment of intangibles as part of acquisition of a business”. Please refer to “Note 2 — REORGANIZATION AND ACQUISITIONS” for more details.

[2] In 2018, the Company recognized a $16.4 million impairment loss for goodwill relating to the 17173.com Website, primarily due to (i) the launch of new initiatives for the 17173.com Website having fallen behind schedule in the fourth quarter of 2018 and the profit outlook for the 17173.com Website being uncertain, and (ii) the relevant Chinese authority’s temporary suspension between April and December of 2018 of its review of, and issuance of publishing and authorization codes for, online games, which resulted in declines in the number of new games launched and the related demand from game developers and operators for online advertising services on the 17173.com Website, both of which the Company’s management determined had a material adverse impact on the Company’s ability to generate revenues and net income from the 17173.com Website.